Exhibit 99.1

Dell Technologies Announces Cash Tender Offers

for Certain Outstanding Debt Securities

ROUND ROCK, TX, Dec. 6, 2021 /PRNewswire/ – Dell Technologies Inc. (NYSE:DELL) today announced that Dell Inc., its wholly-owned subsidiary (“Dell”), has commenced cash tender offers (collectively, the “Offers”) for up to $2.500 billion aggregate purchase price (excluding accrued and unpaid interest to, but not including, the applicable settlement date and excluding fees and expenses related to the Offers) (the “Maximum Tender Amount”) of the debt securities listed in the table below (collectively, the “Securities”). The Offers are subject to the Tender Cap (as defined below) and proration procedures described in the Offer to Purchase dated December 6, 2021, as amended or supplemented (the “Offer to Purchase”), and order of priority (the “Acceptance Priority Levels” as set forth in the table below under “Acceptance Priority Level”), and are made to each registered holder of Securities (individually, a “Holder,” and collectively, the “Holders”).

The following table sets forth certain information regarding the Securities and the Offers:

Title of Security	Issuer(s)	CUSIP Numbers	Principal Amount Outstanding	Tender Cap(1) (in millions)	Acceptance Priority Level(2)	Reference U.S. Treasury Security	Bloomberg Reference Page(3)	Fixed Spread (basis points)	Early Tender Premium(4)	Hypothetical Total Consideration (4)(5)(6)
8.350% Senior Notes due 2046*	Dell International L.L.C and EMC Corporation	24703TAK2 144A: 25272KAR4 Reg S: U2526DAF6	$2,000,000,000	$1,000.0	1	2.000% UST due August 15, 2051	FIT1	+190	$50.00	$1,742.76
8.100% Senior Notes due 2036*	Dell International L.L.C and EMC Corporation	24703TAJ5 144A: 25272KAN3 Reg S: U2526DAE9	$1,500,000,000	N/A	2	1.375% UST due November 15, 2031	FIT1	+175	$50.00	$1,551.34
6.500% Senior Notes due 2038	Dell Inc.	24702RAF8	$387,815,000	N/A	3	2.000% UST due November 15, 2041	FIT1	+200	$50.00	$1,317.92
5.400% Senior Notes due 2040	Dell Inc.	24702RAM3	$264,389,000	N/A	4	2.000% UST due November 15, 2041	FIT1	+205	$50.00	$1,197.01
6.200% Senior Notes due 2030*	Dell International L.L.C and EMC Corporation	24703TAH9 144A: 24703DBD2 Reg S: U24724AP8	$750,000,000	N/A	5	1.375% UST due November 15, 2031	FIT1	+100	$50.00	$1,280.54
6.020% Senior Notes due 2026*	Dell International L.L.C and EMC Corporation	24703TAD8 144A: 25272KAK9 Reg S: U2526DAD1	$4,500,000,000	N/A	6	1.250% UST due November 30, 2026	FIT1	+70	$50.00	$1,116.01

(1)

The Tender Cap represents the maximum aggregate principal amount of such series of Securities that will be purchased. Dell reserves the right, but is under no obligation, to increase, decrease or eliminate the Tender Cap at any time, including on or after the Price Determination Date (as defined herein), subject to applicable law.

(2)

Subject to the Maximum Tender Amount, the Tender Cap and proration, the principal amount of each series of Securities that is purchased in the Offers will be determined in accordance with the applicable Acceptance Priority Level (in numerical priority order with 1 being the highest Acceptance Priority Level and 6 being the lowest) specified in this column.

(3)

The applicable page on Bloomberg from which the Dealer Managers (as defined herein) will quote the bid side prices of the applicable U.S. Treasury Security. In the above table, “UST” denotes a U.S. Treasury Security.

(4)	Per $1,000 principal amount validly tendered at or prior to the Early Tender Deadline and accepted for purchase.
(5)	Includes the Early Tender Premium.
(6)

Hypothetical Total Consideration for each series of Securities is based upon a hypothetical Reference Yield (as defined below) determined as of 10:00 a.m., New York City time, on December 3, 2021 and assumes a settlement date of December 21, 2021. The Reference Yield used to determine actual consideration for the Securities is expected to be calculated as of 10:00 a.m., New York City time on December 20, 2021. The information provided in the above table with respect to the Securities is for illustrative purposes only. Dell and the Dealer Managers make no representation with respect to the actual consideration that may be paid with respect to the Securities, and such amounts may be greater or less than those shown in the above table depending on the Reference Yield as of the Price Determination Date. Total Consideration does not include Accrued Interest (as defined herein), which also will be paid.

*

Denotes a series of Securities for which the Total Consideration will be determined by taking into account the par call date, instead of the maturity date, of such Securities in accordance with standard market practice.

The Offers are being made pursuant to and are subject to the terms and conditions set forth in the Offer to Purchase. The Offers are scheduled to expire at 11:59 p.m., New York City time, on January 4, 2022, unless extended or earlier terminated by Dell (the “Expiration Date”). Tendered Securities may be withdrawn until, but not after, 5:00 p.m., New York City time, on December 17, 2021 (the “Withdrawal Deadline”), except in certain limited circumstances where additional withdrawal rights are required by law.

Holders of Securities validly tendered and not validly withdrawn at or prior to 5:00 p.m., New York City time, on December 17, 2021 (the “Early Tender Deadline”) and accepted for purchase will receive the applicable total consideration (“Total Consideration”), which includes an early tender premium of $50.00 per $1,000 principal amount of the Securities accepted for purchase (the “Early Tender Premium”). The Total Consideration for each series of Securities validly tendered and accepted for purchase will be determined in the manner described in the Offer to Purchase by reference to the applicable fixed spread over the yield to maturity based on the bid side price of the applicable Reference U.S. Treasury Security specified in the table above and in the Offer to Purchase. In calculating the applicable Total Consideration for a Series of Securities, the application of the par call date, if any, will be in accordance with standard market practice. Holders of Securities who validly tender their Securities following the Early Tender Deadline and on or prior to the Expiration Date will receive only the applicable Tender Offer Consideration per $1,000 principal amount of any such Securities validly tendered by such Holders that are accepted for purchase. The “Tender Offer Consideration” is equal to the applicable Total Consideration minus the Early Tender Premium. The Total Consideration and Tender Offer Consideration will be determined at 10:00 a.m., New York City time, December 20, 2021, unless extended by Dell (the “Price Determination Date”).

In addition to the Total Consideration or the Tender Offer Consideration, as applicable, all Holders of Securities accepted for purchase will also receive accrued and unpaid interest rounded to the nearest cent, on such $1,000 principal amount of Securities from the last applicable interest payment date up to, but not including, the applicable settlement date (the “Accrued Interest”).

The settlement date for Securities validly tendered and not validly withdrawn at or prior to the Early Tender Deadline and accepted for purchase is expected to be December 21, 2021, the second business day after the Early Tender Deadline (the “Early Settlement Date”). The settlement date for Securities validly tendered following the Early Tender Deadline but on or prior to the Expiration Date and accepted for purchase is expected to be January 6, 2022, the second business day after the Expiration Date, assuming that the Maximum Tender Amount of Securities is not purchased on the Early Settlement Date.

Subject to the Maximum Tender Amount, the Tender Cap and proration, all Securities validly tendered and not validly withdrawn at or prior to the Early Tender Deadline having a higher Acceptance Priority Level (with 1 being the highest) will be accepted before any validly tendered Securities having a lower Acceptance Priority Level (with 6 being the lowest), and all Securities validly tendered following the Early Tender Deadline having a higher Acceptance Priority Level will be accepted before any Securities validly tendered following the Early Tender Deadline having a lower Acceptance Priority Level. If the Offers are not fully subscribed at the Early Tender Deadline, subject to the Maximum Tender Amount, the Tender Cap and proration, Securities validly tendered and not validly withdrawn at or prior to the Early Tender Deadline will be accepted for purchase in priority to other Securities validly tendered following the Early Tender Deadline even if such Securities validly tendered following the Early Tender Deadline have a higher Acceptance Priority Level than Securities validly tendered at or prior to the Early Tender Deadline. Dell reserves the absolute right, but is not obligated, to (i) increase or decrease the Maximum Tender Amount or (ii) increase, decrease or eliminate the Tender Cap without extending the Early Tender Deadline or the Withdrawal Deadline, subject to compliance with applicable law. There can be no assurance that Dell will increase or decrease the Maximum Tender Amount or the Tender Cap.

As indicated under “Tender Cap” in the table above, the Securities at Acceptance Priority Level 1 are subject to a tender cap (the “Tender Cap”). The Tender Cap represents the maximum aggregate principal amount of such series of Securities that will be purchased pursuant to the applicable Offer. Dell reserves the right, but is under no obligation to, increase, decrease or eliminate the Tender Cap at any time, including on or after the Price Determination Date, subject to applicable law. Subject to applicable law, Dell may increase, decrease or eliminate the Tender Cap without extending the applicable Withdrawal Deadline. If the Tender Cap is reached in respect of the applicable series of Securities at or prior to the Early Tender Deadline, no Securities of such series that are tendered after the Early Tender Deadline will be accepted for purchase, unless we increase the Tender Cap.

If the Offers are fully subscribed at the Early Tender Deadline, Holders who validly tender Securities following the Early Tender Deadline but on or prior to the Expiration Date will not have any of their Securities accepted for purchase regardless of their Acceptance Priority Level.

Securities of a series may be subject to proration (as described in the Offer to Purchase) if the aggregate purchase price of the Securities of such series validly tendered and not validly withdrawn would cause the Maximum Tender Amount or the Tender Cap to be exceeded. The Offers are not conditioned on any minimum amount of Securities or any series of Securities being tendered. However, Dell’s obligation to accept for purchase, and to pay for, the Securities validly tendered and not validly withdrawn in the Offers is subject to the satisfaction or waiver of the conditions as described in the Offer to Purchase, including the financing condition described therein. Dell reserves the absolute right, subject to applicable law, to: (i) waive any and all conditions to the Offers; (ii) extend or terminate the Offers; (iii) (a) increase or decrease the Maximum Tender Amount or (b) increase, decrease or eliminate the Tender Cap without extending the Early Tender Deadline or the Withdrawal Deadline; or (iv) otherwise amend the Offers in any respect.

A beneficial owner of Securities that are held of record by a broker, dealer, commercial bank, trust company or other nominee must contact the nominee promptly and instruct the nominee to tender such Securities on the beneficial owner’s behalf prior to the Early Tender Deadline in order to receive the Total Consideration or, in the case of Securities tendered after the Early Tender Deadline, but prior to the Expiration Date, in order to have an opportunity to receive the Tender Offer Consideration as described in the Offer to Purchase. A nominee may have an earlier deadline for accepting the applicable Offers.

Barclays Capital Inc. and BofA Securities, Inc. are acting as the dealer managers for the Offers (together, the “Dealer Managers”). The information agent and tender agent for the Offers is Global Bondholder Services Corporation (the “Tender Agent”). Copies of the Offer to Purchase and related offer materials are available by contacting the Tender Agent by telephone at (866) 924-2200 (toll-free) or (212) 430–3774 (banks and brokers), by email at contact@gbsc-usa.com, or at https://gbsc-usa.com/registration/dell/. Questions regarding the Offers should be directed to the Liability Management Groups of Barclays Capital Inc. at (800) 438-3242 (toll-free) or BofA Securities, Inc., at (888) 292-0070 (toll-free) or (980) 387-3907 (collect).

This press release is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell with respect to any securities. The solicitation of offers to sell the Securities is only being made pursuant to the terms of the Offer to Purchase. The offer is not being made in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. None of Dell, its affiliates, and their respective board of directors, the Dealer Managers, the information and tender agent or the trustee for any series of Securities is making any recommendation as to whether or not holders should tender their Securities in connection with the Offers, and neither Dell nor any other person has authorized any person to make any such recommendation.

Contacts:	Investor Relations
investor_relations@dell.com

About Dell Technologies

Dell Technologies (NYSE:DELL) helps organizations and individuals build their digital future and transform how they work, live and play. The company provides customers with the industry’s broadest and most innovative technology and services portfolio for the data era.

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